UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 15, 2011

JAMES RIVER COAL COMPANY

(Exact Name of Registrant as Specified in Charter)

Virginia	000-51129	54-1602012
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 E. Byrd Street, Suite 1600, Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(804) 780-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):



Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)



Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)



Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))



Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 15, 2011, James River Coal Company (the “Company”) entered into a Fourth Amendment to Amended and Restated Revolving Credit Agreement by and among the Company, certain of its subsidiaries, the lenders party thereto (collectively, the “Lenders”) and General Electric Capital Corporation (“GE Capital”), as Administrative Agent and Collateral Agent (the “GE Amendment”) pursuant to which, among other things, the Company’s revolving credit facility (the “Revolving Credit Facility”) under the Amended and Restated Revolving Credit Agreement dated as of January 28, 2010, as amended (the “Revolving Credit Agreement”) was amended to (i) increase the revolving line of credit from $65,000,000 to $75,000,000, and increase the letter of credit subfacility from $65,000,000 to $75,000,000; (ii) include within the definition of Permitted Encumbrance any liens on cash collateral provided by the Company or any of its subsidiaries to secure the reimbursement or other obligations of such entity in respect of that certain letter of credit issued by ABN Amro Bank, N.A. for the account of International Resources Holdings II, LLC in favor of Travelers Casualty and Surety Company of America, as beneficiary (the “IRP-Travelers Letter of Credit”); and (iii) deem the IRP Travelers Letter of Credit to have been issued pursuant to the Revolving Credit Agreement, and to be a Letter of Credit (as defined in the Revolving Credit Agreement) for all purposes under, the Revolving Credit Agreement and related loan documents.

Section 8.08 of the Revolving Credit Agreement provides, among other things, that the Company and any of it subsidiaries parties to the Revolving Credit Agreement will (1) cause each entity that becomes a subsidiary of such credit party promptly to guarantee the obligations and to grant GE Capital, as Collateral Agent for the benefit of the lenders, a security interest in the real, personal and mixed property of such subsidiary, and (2) promptly pledge to GE Capital, as Collateral Agent for the benefit of the lenders, all of the equity interest owned by a credit party of each entity that becomes a direct subsidiary of such credit party. The GE Amendment provides that notwithstanding the provisions in Section 8.08 of the Revolving Credit Agreement, as it relates to the Acquisition (as defined below) and the business acquired pursuant thereto (i)  in lieu of certain actions otherwise required pursuant to Section 8.08 of the Revolving Credit Agreement, the Company is required to (x) take the actions required by Section 8.08(c) of the Revolving Credit Agreement to the extent described in Schedule 1 to the GE Amendment by no later than May 3, 2011 (or such later date as agreed to by GE Capital in its reasonable discretion) in respect of the Acquisition (as defined below) and the business acquired pursuant thereto, IRP (as defined below) and its subsidiaries, IRP LP Holdco (as defined below) and IRP GP Holdco (as defined below); and (y) provide to GE Capital evidence no later than June 30, 2011 (or such later date as agreed to by GE Capital in its reasonable discretion) that all mortgages and local UCC financing statements filed by Merrill Lynch Business Financial Services Inc. as secured party and listing either IRP or any of its subsidiaries as debtor have been terminated of record; (ii)  the eligible accounts and eligible inventory relating to the business of IRP and its subsidiaries may not be included in the calculation of the Borrowing Base (as defined in the Revolving Credit Agreement) unless and until certain conditions as specified in the GE Amendment have been satisfied as reasonably determined by the Collateral Agent; and (iii) waives certain other actions required to be taken by the Company and any of its subsidiaries under Section 8.08 of the Revolving Credit Agreement in respect of the Acquisition and the business acquired pursuant thereto, IRP and its subsidiaries, IRP LP Holdco and IRP GP Holdco, unless and until such time as the Company desires that any eligible inventory relating to the business of IRP and its subsidiaries be included in the Borrowing Base (as defined in the Revolving Credit Agreement), in which case, certain conditions specified in the GE Amendment would need to be satisfied to the reasonable satisfaction of the Collateral Agent, including but not limited to the actions described on Schedules 1 and 2 to the GE Amendment as they relate to such inventory requested to be included in the Borrowing Base or to the real estate from which such inventory originates or upon which such inventory is or will be located.

The foregoing summary of the GE Amendment, and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of such agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

ITEM 2.01

COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On April 18, 2011, the Company completed its acquisition of International Resource Partners LP (“IRP”) pursuant to a Purchase Agreement (the “Purchase Agreement”), dated March 6, 2011, by and between Lightfoot Capital Partners, LP, International Industries, Inc., International Resource Partners GP LLC, Kayne Anderson Energy Development Company and Tortoise Capital Resource Corporation and the Company and International Resource Partners GP LLC, as Agent. Pursuant to the terms of the Purchase Agreement, IRP LP Holdco Inc., a wholly-owned subsidiary of the Company (“IRP LP Holdco”), acquired all of the outstanding limited partnership interests of IRP and

IRP GP Holdco LLC, a wholly-owned subsidiary of IRP LP Holdco (“IRP GP Holdco”), acquired all of the outstanding general partnership interests of IRP, for a cash purchase price of $475,000,000, subject to certain adjustments as set forth in the Purchase Agreement (the “Acquisition”).

The terms of the Acquisition are more fully described in the Purchase Agreement, which was filed by the Company with the Securities and Exchange Commission as Exhibit 2.1 to the Current Report on Form 8-K filed on March 7, 2011, and is incorporated herein by reference.

ITEM 2.03

CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information required by Item 2.03 relating to the GE Amendment is contained in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 2.04

TRIGGERING EVENTS THAT ACCELERATE OR INCRASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

On April 18, 2011, the Company announced that it had sent a redemption notice (the “Redemption Notice”) to the trustee under the indenture governing its 9.375% Senior Notes due 2012 (the “Notes”) indicating that it intended to redeem all outstanding Notes on June 1, 2011 at their par value.

ITEM 8.01

OTHER EVENTS

On April 18, 2011, the Company issued a press release announcing the completion of the Acquisition, which is attached hereto as Exhibit 99.1. On April 18, 2011, the Company also issued a press release announcing that it had terminated its previously announced tender offer for and notified the trustee of its intent to redeem all outstanding Notes, which is attached hereto as Exhibit 99.2.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial Statements of Businesses Acquired.

The audited consolidated financial statements of IRP, including its consolidated balance sheets as of December 31, 2010, 2009 and 2008, the consolidated statements of income, statements of partners’ capital and statements of cash flows for each of the three fiscal years in the period ended December 31, 2010, and the related notes and report of independent registered public accounting firm related thereto, will be filed by amendment to this Current Report on or before June 1, 2011.

(b)

Pro Forma Financial Information.

The Company and IRP’s unaudited pro forma condensed consolidated financial information, comprised of a pro forma condensed consolidated balance sheet as of December 31, 2010 and a pro forma condensed consolidated income statement for the year ended December 31, 2010, and the related notes thereto, are attached hereto as Exhibit 99.3.

(d)

Exhibits.

Exhibit No.	Description

10.1

Fourth Amendment to Amended and Restated Revolving Credit Agreement, dated as of April 15, 2011, by and among the Company and certain of its Subsidiaries identified on the signature pages thereto, as Borrowers, and the other credit parties thereto, identified on the signature pages thereto as Guarantors, the Lenders party thereto, and General Electrical Capital Corporation, as Administrative Agent and as Collateral Agent

99.1	Press Release, dated April 18, 2011, titled “James River Coal Company Closes Acquisition of International Resource Partners LP”

99.2	Press Release, dated April 18, 2011, titled “James River Coal Company Announces Termination of Tender Offer for and Call for Redemption of Outstanding 9.375% Senior Notes due 2012”
99.3	Company Pro Forma Condensed Consolidated Financial Information (unaudited) as of December 31, 2010 and for the year ended December 31, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMES RIVER COAL COMPANY

(Registrant)

By: /s/ Samuel M. Hopkins II

Samuel M. Hopkins II
Vice President and Chief Accounting Officer

Date: April 21, 2011